UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest events reported)     December 17, 2003
                                                      ------------------------
                                                        (November 30, 2003)
                                                      ------------------------



 Commission    Name of Registrants, State of Incorporation,    I.R.S. Employer
File Number    Address and Telephone Number                   Identification No.
-----------    --------------------------------------------   ------------------

 333-32170     PNM Resources, Inc.                                85-0468296
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700

  1-6986       Public Service Company of New Mexico               85-0019030
               (A New Mexico Corporation)
               Alvarado Square
               Albuquerque, New Mexico  87158
               (505) 241-2700



                         ______________________________

              (Former name, former address and former fiscal year,
                          if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of November 2003 and 2002 and the eleven months ended November 2003 and 2002 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                       Month Ended      Eleven Months Ended
                                       November 30,         November 30,
                                   -------------------- -------------------
                                      2003       2002      2003      2002
                                   ---------- --------- --------- ---------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                              572       579     6,736     6,784
     Wholesale
         Long Term Sales                 293        56     2,436       778
         Forward Sales                   346       136     3,324     1,239
         Short Term Sales                350       490     5,075     6,683
                                   ---------- --------- --------- ---------

         Total Wholesale Sales           989       682    10,835     8,700
                                   ---------- --------- --------- ---------

         Total Energy Sales            1,561     1,261    17,571    15,484
                                   ========== ========= ========= =========


Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

         HDD                            570        597      2,840      3,071
                                 =========== ========== ========== ==========

         CDD                              0          0      1,671      1,537
                                 =========== ========== ========== ==========


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

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              PNM RESOURCES, INC. AND
                                        PUBLIC SERVICE COMPANY OF NEW MEXICO
                                   ---------------------------------------------
                                                   (Registrants)


Date:  December 17, 2003                         /s/ John R. Loyack
                                   ---------------------------------------------
                                                   John R. Loyack
                                               Senior Vice President
                                            and Chief Financial Officer
                                   (Officer duly authorized to sign this report)


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